                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                October 27, 1998
                            ------------------------
                                (Date of Report)

                            NATIONAL CITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              1-10074               34-1111088
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)



1900 East Ninth Street, Cleveland, Ohio                             44114
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)




                                 (216) 575-2000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

         On October 27, 1998 the Registrant issued a News Release that the Board of Directors of National City Corporation (NYSE:NCC) had authorized, at its October 26 meeting the repurchase of up to 30 million shares of National City's issued and outstanding common stock, subject to a purchase limit of $2.7 billion. There are approximately 330 million common shares currently outstanding. All shares repurchased will be held as Treasury shares for reissue in connection with the Corporation's dividend reinvestment and stock option plans, and for general corporate purposes. The shares will be acquired either in the open market or in privately negotiated transactions in accordance with applicable regulations of the Securities and Exchange Commission.

         Reference is made to the News Release, dated October 27, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

         b) PRO FORMA FINANCIAL INFORMATION: None.

         c) EXHIBITS:
            --------

         99.1 News Release, dated October 27, 1998 incorporated HEREIN by reference.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 1998                        By /s/ Carlton E. Langer
                                                  ---------------------
                                                  Carlton E. Langer
                                                  Assistant General Counsel